Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cogent, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2009 as filed with the Securities and Exchange Commission (the “Report”), I, Ming Hsieh, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Dated: May 8, 2009

/s/ MING HSIEH
Ming Hsieh
President and Chief Executive Officer
(Principal Executive Officer)